                                   WAIVER TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT


     WAIVER TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated September 24, 1997 (this "Waiver"), among MONTGOMERY WARD & CO., INCORPORATED, an Illinois
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corporation and a debtor and debtor in possession ("Borrower Representative"),
                                                    -----------------------
MONTGOMERY WARD HOLDING CORP., a Delaware corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as Guarantor, the other Guarantors
                         ---------
signatory hereto (together with Parent and the Borrower Representative, the "Credit Parties"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation
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(in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent
                              ----------
(the "Agent") for Lenders, and the other Lenders signatory hereto.
      -----

                                   RECITALS
                                   --------

          WHEREAS, the Borrower Representative, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (as amended by the terms of the Waiver and First Amendment to Post-Petition Loan and Guaranty Agreement dated July 30, 1997 and the Waiver to Post-Petition Loan and Guaranty Agreement dated effective as of August 12, 1997 and as further amended, supplemented or modified, the "Loan
                                                                       ----
Agreement").  The Borrower Representative and the Guarantors have requested that
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the Lenders agree to waive, for the limited purposes set forth herein, certain provisions of the Loan Agreement. The Borrower Representative, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to waive such provisions as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION 1.  Defined Terms and Interpretation.
                      --------------------------------

          (a) The capitalized terms used herein which are defined in the Loan Agreement, shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires.

          (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

          (c) No provision in this Waiver shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision

          SECTION 2.  Waiver.  Lenders hereby agree to waive the following:
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          (a)  the provisions of Section 8.1(b) of the Loan Agreement, for the limited purpose and solely in connection with, honoring consignment agreements entered into prior to the Petition Date in accordance with an order of the Bankruptcy Court, substantially in the form of Exhibit "B" to the Motion of Debtors and Debtors in Possession for an Order Authorizing Them to Implement A Consigned Jewelry Program, dated September 23, 1997; and

          (b) the provisions of Section 8.1(b) of the Loan Agreement, for the limited purpose and solely in connection with, the payment of severance claims in accordance with Section IV.A. of that certain Order and Findings of Fact and Conclusions of Law (a) Authorizing Montgomery Ward & Co., Incorporated and Lechmere, Inc. to Sell Assets Pursuant to a Purchase Agreement, (B) Authorizing the Closing of All Lechmere and Home Image Stores, (C) Permitting the Purchaser to Conduct Store Closing Sales, (D) Approving Certain Lease Assumption and Rejection Procedures and (E) Permitting the Debtors to Pay Severance Claims, dated August 14, 1997.

          SECTION 3.  Representations and Warranties True; No Default or Event
                      --------------------------------------------------------
of Default.  The Credit Parties represent and warrant to the Agent and the
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Lenders that on the date of and after giving effect to the execution and delivery of this Waiver (a) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date); and (b) neither any Default nor Event of Default has occurred and is continuing as of the date hereof.

          SECTION 4.  Reference to this Waiver and Effect on Loan Documents.
                      -----------------------------------------------------

          (a) From and after the date hereof, each reference in the Loan Agreement (including in any Exhibit thereto) to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected hereby.

          (b) From and after the date of this Waiver, each reference in the Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement, as affected hereby.

          (c) The Loan Agreement, the Notes and the other Loan Documents, as affected hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

          (d) The effectiveness of the waiver evidenced by Section 2 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or constitute a waiver of any other provision of the Loan Agreement or any other Loan Document.

          SECTION 5.  Effectiveness.  This Waiver shall become effective upon
                      -------------
receipt by the Agent of executed counterparts of this Waiver from the requisite number of Lenders that comprise the Requisite Lenders.

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          SECTION 6.  Governing Law; Binding Effect.  In all respects,
                      -----------------------------
including all matters of construction, validity and performance, this Waiver shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          SECTION 7.  Execution in Counterparts.  This Waiver may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 8.  Consent of Guarantors.  By their execution and delivery
                      ---------------------
of this Waiver, each Guarantor hereby consents to all of the terms and provisions of this waiver and ratifies and confirms that each of the Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

     IN WITNESS WHEREOF, this Waiver has been duly executed as of the date first written above.

                                   BORROWER:

                                        MONTGOMERY WARD & CO., INCORPORATED

                                   By:  /s/ Douglas V. Gathany
                                      -----------------------------------------
                                        Name:  Douglas V. Gathany
                                        Title:  Vice President and Treasurer

                                          GUARANTORS:

                                          LECHMERE, INC.

                                   By:  /s/ Douglas V. Gathany
                                      -----------------------------------------
                                        Name:  Douglas V. Gathany
                                        Title:  Assistant Treasurer

                                          AMERICAN DELIVERY SERVICE COMPANY

                                   By:  /s/ Philip D.Delk
                                      -----------------------------------------
                                        Name:  Philip D. Delk
                                        Title:  Vice President, Secretary and
                                                Assistant Treasurer

                                          CONTINENTAL TRANSPORTATION, INC.


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                                   By:  /s/ Philip D. Delk
                                      -----------------------------------------
                                        Name:  Philip D. Delk
                                        Title:  Vice President and Assistant
                                                Treasurer

                                    JRI DISTRIBUTING, INC.
                                    STANDARD T CHEMICAL COMPANY, INC.
                                    WFL REALTY, INC.

                                   By:  /s/ Philip D.Delk
                                      -----------------------------------------
                                        Name:  Philip D. Delk
                                        Title:  Vice President and Secretary



                                    M-W PRESTRESS, INC.
                                    MW DIRECT GENERAL, INC.
                                    MW DIRECT LIMITED, INC.

                                   By:  /s/ Philip D.Delk
                                      -----------------------------------------
                                        Name:  Philip D. Delk
                                        Title:  Secretary

                                    MONTGOMERY WARD INTERNATIONAL, INC.
                                    MPI, INC.

                                   By:  /s/ Philip D.Delk
                                      -----------------------------------------
                                        Name:  Philip D. Delk
                                        Title:  Assistant Secretary

                                    BARRETWARD PROPERTIES CO., INC.
                                    BRANDYWINE DC, INC.
                                    BRANDYWINE PROPERTIES, INC.
                                    BRETTWARD PROPERTIES CO., INC.
                                    FIRST MONT CORPORATION
                                    FOURTH WYCOMBE PROPERTIES, INC.
                                    GABEWARD PROPERTIES CORPORATION
                                    GARDEN GROVE DEVELOPMENT CORPORATION
                                    HUGA REALTY INC.
                                    JOSHWARD PROPERTIES CORPORATION
                                    LECHMERE DEVELOPMENT CORPORATION
                                    M-W FAIRFAX PROPERTIES, INC.
                                    M-W PROPERTIES CORPORATION

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                                    M-W RESTAURANTS REALTY CORPORATION
                                    MARCOR HOUSING SYSTEMS, INC.
                                    MARYWARD PROPERTIES CORPORATION
                                    MF NEVADA INVESTMENTS, INC.
                                    MICHAELWARD PROPERTIES CO., INC.
                                    MONTGOMERY WARD DEVELOPMENT CORPORATION
                                    MONTGOMERY WARD LAND CORPORATION
                                    MONTGOMERY WARD PROPERTIES CORPORATION
                                    MONTGOMERY WARD REALTY CORPORATION
                                    MW LAND CORPORATION
                                    NATIONAL HOMEFINDING SERVICE, INC.
                                    998 MONROE CORPORATION
                                    PAULWARD PROPERTIES CO., INC.
                                    ROBERTWARD PROPERTIES CORPORATION
                                    SACWARD PROPERTIES, INC.
                                    SECOND MONT CORPORATION
                                    7TH & CARROLL CORPORATION
                                    SEVENTH MONT CORPORATION
                                    618 CORPORATION
                                    619 CORPORATION
                                    THE 535 CORPORATION
                                    THIRD WYCOMBE PROPERTIES, INC.
                                    2825 DEVELOPMENT CORPORATION
                                    2825 REALTY CORPORATION
                                    UNIVERSITY AVENUE MARKETPLACE, INC.
                                    WFL DEVELOPMENT CORPORATION
                                    WYCOMBE PROPERTIES, INC.

                                   By:  /s/ G. Tad Morgan
                                      -----------------------------------------
                                        Name:  G. Tad Morgan
                                        Title:  Vice President and Secretary

                                    GOODE FURNITURE COMPANIES, INC.
                                    MONTGOMERY WARD SECURITIES, INC.
                                    R M P DEVELOPMENT CORPORATION

                                   By:  /s/ G. Tad Morgan
                                      -----------------------------------------
                                        Name:  G. Tad Morgan
                                        Title:  Secretary

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                                    MONTGOMERY WARD HOLDING CORP.

                                   By:  /s/ G. Tad Morgan
                                        --------------------------------------
                                        Name:  G. Tad Morgan
                                        Title:  Assistant Secretary

                                    JEFFERSON STORES, INC.

                                   By:  /s/ G. Tad Morgan
                                        --------------------------------------
                                        Name:  G. Tad Morgan
                                        Title:  Vice President and Treasurer

                                    AGENT AND AS LENDER

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                   By: /s/ James C. Ungari
                                       --------------------------------------
                                        Name:  James C. Ungari
                                        Title: Its Authorized Signatory

                                    LENDERS:

                                    THE CHASE MANHATTAN BANK

                                   By: /s/ William Repko
                                       --------------------------------------
                                        Name:  William Repko
                                        Title: Managing Director


                                    BANKAMERICA BUSINESS CREDIT, INC.

                                   By: /s/ Thomas Sullivan
                                       --------------------------------------
                                       Name:  Thomas Sullivan
                                       Title: Vice President


                                    CITIBANK, N.A.

                                   By: /s/ John Abate
                                       --------------------------------------
                                       Name:  John Abate
                                       Title: Attorney-in-fact


                                    CITICORP USA, INC.

                                       /s/ Claudia Slacik
                                       --------------------------------------
                                       Name:  Claudia Slacik
                                       Title: Vice President

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                                   BANKBOSTON RETAIL FINANCE INC.
                                   (f/k/a GBFC, INC.)

                                   By: /s/ Michael L. Pizette
                                       --------------------------------------
                                        Name:  Michael L. Pizette
                                        Title: Director/Vice President


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                                   By: /s/ John Urban
                                       --------------------------------------
                                        Name:  John Urban
                                        Title: Authorized Signatory


                                    HELLER FINANCIAL, INC.

                                   By:  /s/ Tara Hopkins
                                       --------------------------------------
                                        Name:  Tara Hopkins
                                        Title: Assistant Vice President


                                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                                          By:  PPM FINANCE, INC.
                                          Its: Attorney-in-fact

                                   By: /s/ Jeffrey Podwika
                                       --------------------------------------
                                        Name:  Jeffrey Podwika
                                        Title: Vice President

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